UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported)

February 22, 2010

SMARTDATA CORPORATION

(Exact name of Registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-53498

(Commission File Number)

87-0449945

(IRS Employer Identification Number)

P.O. Box 573633

Murray, Utah 84124

(Address of principal executive offices)

(801) 557-6748

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 22, 2010, the Company’s Board of Directors expanded the number of Directors on the Company’s Board of Directors from one to three.

On February 22, 2010, the Company’s Board of Directors appointed Carolyn L. Villines and Wendy I. Rice as directors to fill the vacancies, subject to their acceptance. The acceptance of both Ms. Villines and Ms. Rice as Directors of the Company are effective as of February 22, 2010.

On February 22, 2010, the Company’s Board of Directors appointed Carolyn L. Villines, as the Secretary and Treasurer of the Company subject to her acceptance.  The acceptance of Ms. Villines as the Treasurer and Secretary of the Company is effective as of February 22, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SMARTDATA CORPORATION

                   (Registrant)

By: /s/ BURKE J. PRIEST

Name: Burke J. Priest

Title: President and Chief Executive Officer

Date: February 25, 2010